UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 3940

STRATEGIC FUNDS, INC. (formerly, Dreyfus Premier New Leaders Fund, Inc.)
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Janette E. Farragher, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	12/31
Date of reporting period:	06/30/12

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements.  Separate N-CSR Forms will be filed for these series, as appropriate.

Dreyfus Active MidCap Fund

(formerly, Dreyfus Premier New Leaders Fund)

FORM N-CSR

Item 1.      Reports to Stockholders.

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
20	Notes to Financial Statements
31	Information About the Renewal of the Fund’s Investment Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Active MidCap Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Active MidCap Fund, covering the six-month period from January 1, 2012, through June 30, 2012. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Economic optimism helped drive stock prices higher in early 2012 when investors responded positively to improving U.S. employment trends and measures by European policymakers to address the region’s sovereign debt crisis. However, political developments later raised doubts about some of Europe’s proposed solutions, and U.S. economic data weakened in the spring. Consequently, U.S. stocks gave back their previous gains, and most major market indices ended the first half of the year close to where they began.

Despite the recent downturn in market sentiment, we believe the U.S. and global economies are likely to remain on mildly upward trajectories. In our judgment, current sluggishness is at least partly due to the lagging effects of tighter monetary policies in some areas of the world, and we expect stronger growth when a shift to more accommodative policies begins to have an impact on global economic activity. In addition, the adjustment among U.S. exporters to weaker European demand and slower economic growth in certain emerging markets should be largely completed later this year, setting the stage for better business conditions in 2013.

As always, we encourage you to discuss our observations with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
July 16, 2012

DISCUSSION OF FUND PERFORMANCE

For the period from January 1, 2012, through June 30, 2012, as provided by Jocelin Reed, Warren Chiang, C. Wesley Boggs and Ronald Gala, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended June 30, 2012, Dreyfus Active MidCap Fund’s Class A shares achieved a total return of 8.73%, Class C shares returned 8.23% and Class I shares returned 8.80%.1 In comparison, the fund’s benchmark, the Russell Midcap Index (the “Index”), achieved a total return of 7.97% for the same period.2

Equity markets rose sharply during the first quarter of 2012, buoyed by positive macroeconomic trends. However, stocks gave back some of their gains during the second quarter when investor confidence waned. Midcap stocks slightly lagged their larger-cap counterparts in this environment.The fund produced higher returns than its benchmark on the strength of good individual stock selections in the materials, energy, financials and information technology sectors.

The Fund’s Investment Approach

The fund seeks to maximize capital appreciation by investing in midsize companies, defined by the fund as companies included in the Russell Midcap Index at the time of purchase. In pursuing this goal, we use quantitative models designed to identify equity securities with attractive long-term relative valuations, sustainable earnings and behavioral factors, such as stock buybacks and analysts’ earnings revisions, that may indicate potential misvaluations. We generally maintain sector concentrations that are roughly in line with the Index.We periodically reapply these models and adjust the fund’s holdings. Stocks no longer favored by the models are sold, and highly rated stocks are purchased. The fund’s models are enhanced from time to time as suggested by our team’s ongoing research efforts.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Macroeconomic Developments Drove Market Volatility

Markets responded positively in early 2012 to continued improvements in U.S. employment and manufacturing trends. In addition, hopes rose that measures implemented by monetary and fiscal policymakers in the European Union might prevent fiscal instability from spreading from Greece to other nations in a region struggling with heavy debt loads and compromised banking systems.

However, investor sentiment waned in the spring when employment gains moderated in the United States. Global developments further undermined investor confidence, as the first round of Greek elections cast doubt on the political viability of the European bailout plan, and several Spanish banks edged closer to failure due to mounting commercial real estate and mortgage losses. Meanwhile, economic growth in China slowed in response to inflation-fighting programs, threatening a major engine of global growth.As a result, U.S. equity markets dipped sharply in April and May, but rebounded to a degree in June when a second round of Greek elections and new European economic initiatives eased investors’ concerns.

Strong Stock Selections Buoyed Fund Performance

The fund’s disciplined quantitative stock selection process identified notably strong performers in several market sectors. In the materials sector, the fund avoided most metals and mining companies, a group that delivered weak returns as global demand and commodity prices fell. Instead, we focused on chemical manufacturers with strong valuation, quality and behavior metrics. For example, CF Industries Holdings rose sharply after reporting robust earnings and revenues.

In the energy sector, the fund held underweighted exposure to coal-related stocks, a position that helped protect returns when commodity prices came under pressure.Attractive valuation metrics led us to invest in some of the energy sector’s better performers, including oil and gas refiner HollyFrontier, which paid a special dividend to investors due to lower raw material costs.Among financial companies, Discover Financial Services enhanced returns when the company benefited from new loan growth and declining delinquency rates. In the information technology sector, enterprise information management services provider CA

Technologies advanced after announcing a dividend increase and a share repurchase plan designed to return excess capital to investors.

On a more negative note, the fund underperformed market averages in the health care sector, largely due to lack of exposure to high-flying, speculative biotechnology firms that failed to meet our valuation criteria. In the consumer staples sector, meat producer Smithfield Foods was hurt by rising feed prices and slowing prospects for exports. In the industrials sector, global machinery engineering firm Gardner Denver reduced earnings guidance in response to troubling macroeconomic developments.

Identifying Opportunities Amid Volatility

Although heightened levels of market volatility have continued to unsettle many investors as of midyear, we have taken advantage of market downturns by buying attractively priced shares in companies that meet our investment criteria. By the same token, when markets rise, we have trimmed the fund’s exposure to more richly valued holdings, redeploying the proceeds to stocks that better meet our investment criteria. Finally, in light of recent market trends, we have modestly reduced the fund’s emphasis on valuation metrics relative to quality metrics as part of our continuing efforts to refine the fund’s quantitative stock selection process.

July 16, 2012

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Stocks of midcap companies often experience sharper price fluctuations than stocks of large-cap companies.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through November
30, 2012, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s return would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap Index is a widely accepted, unmanaged index of medium-
cap stock market performance. Investors cannot invest directly in an index.

The Fund	5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Active MidCap Fund from January 1, 2012 to June 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2012
	Class A	Class C	Class I
Expenses paid per $1,000†	$6.38	$10.72	$5.50
Ending value (after expenses)	$1,087.30	$1,082.30	$1,088.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2012
	Class A	Class C	Class I
Expenses paid per $1,000†	$6.17	$10.37	$5.32
Ending value (after expenses)	$1,018.75	$1,014.57	$1,019.59

† Expenses are equal to the fund’s annualized expense ratio of 1.23% for Class A, 2.07% for Class C, and 1.06% for Class I, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2012 (Unaudited)

Common Stocks—99.9%	Shares	Value ($)
Automobiles & Components—.3%
Thor Industries	1,300	35,633
WABCO Holdings	21,800[a]	1,153,874
		1,189,507
Banks—4.6%
Comerica	98,100	3,012,651
Fifth Third Bancorp	313,900	4,206,260
KeyCorp	782,100	6,053,454
Zions Bancorporation	178,300[b]	3,462,586
		16,734,951
Capital Goods—7.1%
Chicago Bridge & Iron (NY Shares)	62,300	2,364,908
Fluor	95,500	4,711,970
Gardner Denver	64,800	3,428,568
L-3 Communications Holdings	19,800	1,465,398
Lincoln Electric Holdings	103,900	4,549,781
Parker Hannifin	45,100	3,467,288
Textron	236,500	5,881,755
		25,869,668
Commercial & Professional Services—.5%
Corporate Executive Board	4,700	192,136
Iron Mountain	54,300	1,789,728
		1,981,864
Consumer Services—6.8%
Bob Evans Farms	86,900	3,493,380
H&R Block	343,500	5,489,130
Marriott International, Cl. A	141,200	5,535,040
Penn National Gaming	113,400[a]	5,056,506
Wynn Resorts	47,400	4,916,328
		24,490,384

The Fund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Diversified Financials—4.5%
American Capital	22,900[a]	230,603
Discover Financial Services	161,600	5,588,128
Moody’s	155,300	5,676,215
NASDAQ OMX Group	8,200	185,894
Waddell & Reed Financial, Cl. A	149,500	4,526,860
		16,207,700
Energy—9.1%
Denbury Resources	185,500[a]	2,802,905
Helix Energy Solutions Group	173,700[a]	2,850,417
Helmerich & Payne	89,100	3,874,068
HollyFrontier	164,100	5,814,063
Kosmos Energy	136,900[a]	1,512,745
Murphy Oil	115,700	5,818,553
Plains Exploration & Production	52,700[a]	1,853,986
Tesoro	121,500[a]	3,032,640
Valero Energy	215,300	5,199,495
		32,758,872
Food, Beverage & Tobacco—9.2%
Bunge	80,400	5,044,296
Coca-Cola Enterprises	162,800	4,564,912
ConAgra Foods	194,500	5,043,385
Constellation Brands, Cl. A	257,100[a]	6,957,126
Smithfield Foods	247,000[a]	5,342,610
Tyson Foods, Cl. A	259,000	4,876,970
Universal	28,300[b]	1,311,139
		33,140,438
Health Care Equipment & Services—6.5%
AmerisourceBergen	75,100	2,955,185
Hill-Rom Holdings	35,600	1,098,260
Humana	79,500	6,156,480

Common Stocks (continued)	Shares	Value ($)
Health Care Equipment & Services (continued)
ResMed	178,600[a]	5,572,320
Thoratec	169,100[a]	5,678,378
Zimmer Holdings	30,000	1,930,800
		23,391,423
Household & Personal Products—.7%
Church & Dwight	44,800	2,485,056
Insurance—2.4%
American Financial Group	10,700	419,761
Principal Financial Group	41,200[b]	1,080,676
Reinsurance Group of America	87,800	4,671,838
Torchmark	34,500[b]	1,743,975
Unum Group	31,200	596,856
		8,513,106
Materials—4.6%
CF Industries Holdings	35,800	6,935,892
Domtar	63,700	4,886,427
NewMarket	23,000	4,981,800
		16,804,119
Media—.3%
Valassis Communications	43,200[a,b]	939,600
Pharmaceuticals, Biotechnology &
Life Sciences—6.9%
Agilent Technologies	162,600	6,380,424
Charles River Laboratories International	5,400[a]	176,904
Life Technologies	127,000[a]	5,713,730
Mettler-Toledo International	17,700[a]	2,758,545
United Therapeutics	50,900[a]	2,513,442
Warner Chilcott, Cl. A	277,900[a]	4,979,968
Waters	32,200[a]	2,558,934
		25,081,947

The Fund	9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares		Value ($)
Real Estate—5.3%
Apartment Investment & Management, Cl. A	151,700	[c]	4,100,451
AvalonBay Communities	600	[c]	84,888
General Growth Properties	167,200	[c]	3,024,648
Kimco Realty	9,800	[c]	186,494
Mack-Cali Realty	103,300	[c]	3,002,931
Rayonier	124,450	[c]	5,587,805
SL Green Realty	40,300	[c]	3,233,672
			19,220,889
Retailing—7.4%
Advance Auto Parts	19,900		1,357,578
Bed Bath & Beyond	73,000	[a]	4,511,400
Best Buy	24,400	[b]	511,424
Dillard’s, Cl. A	81,000		5,158,080
GameStop, Cl. A	237,900	[b]	4,367,844
Macy’s	77,800		2,672,430
O’Reilly Automotive	64,800	[a]	5,428,296
Staples	222,600		2,904,930
			26,911,982
Semiconductors & Semiconductor
Equipment—2.5%
Advanced Micro Devices	811,400	[a]	4,649,322
LSI	709,600	[a]	4,520,152
			9,169,474
Software & Services—8.4%
Activision Blizzard	117,200		1,405,228
Amdocs	72,600	[a]	2,157,672
BMC Software	67,500	[a]	2,880,900
CA	235,700		6,385,113
Cadence Design Systems	355,400	[a]	3,905,846

Common Stocks (continued)	Shares	Value ($)
Software & Services (continued)
Fiserv	88,700[a]	6,405,914
Intuit	100,200	5,946,870
Synopsys	46,300[a]	1,362,609
		30,450,152
Technology Hardware & Equipment—4.8%
Brocade Communications Systems	888,800[a]	4,381,784
Lexmark International, Cl. A	126,500	3,362,370
Plantronics	144,800	4,836,320
Tech Data	100,200[a]	4,826,634
		17,407,108
Transportation—1.5%
Alaska Air Group	151,700[a]	5,446,030
Utilities—6.5%
Alliant Energy	3,900	177,723
Consolidated Edison	86,400	5,373,216
Great Plains Energy	130,900	2,802,569
NV Energy	167,000	2,935,860
Pinnacle West Capital	104,900	5,427,526
Questar	29,100	607,026
Wisconsin Energy	155,400	6,149,178
		23,473,098
Total Common Stocks
(cost $338,149,861)		361,667,368

Other Investment—.3%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $1,116,319)	1,116,319[d]	1,116,319

The Fund	11

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral
for Securities Loaned—2.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $7,206,205)	7,206,205[d]	7,206,205
Total Investments (cost $346,472,385)	102.2%	369,989,892
Liabilities, Less Cash and Receivables	(2.2%)	(8,003,226)
Net Assets	100.0%	361,986,666

a	Non-income producing security.
b	Security, or portion thereof, on loan.At June 30, 2012, the value of the fund’s securities on loan was $7,224,614 and the value of the collateral held by the fund was $7,206,205.
c	Investment in real estate investment trust.
d	Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Food, Beverage & Tobacco	9.2	Materials	4.6
Energy	9.1	Diversified Financials	4.5
Software & Services	8.4	Semiconductors &
Retailing	7.4	Semiconductor Equipment	2.5
Capital Goods	7.1	Insurance	2.4
Pharmaceuticals,		Money Market Investments	2.3
Biotechnology & Life Sciences	6.9	Transportation	1.5
Consumer Services	6.8	Household & Personal Products	.7
Health Care Equipment & Services	6.5	Commercial & Professional Services	.5
Utilities	6.5	Automobiles & Components	.3
Real Estate	5.3	Media	.3
Technology Hardware & Equipment	4.8
Banks	4.6		102.2

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2012 (Unaudited)

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $7,224,614)—Note 1(b):
Unaffiliated issuers		338,149,861	361,667,368
Affiliated issuers		8,322,524	8,322,524
Dividends and securities lending income receivable			313,603
Receivable for shares of Common Stock subscribed			20
Prepaid expenses			29,502
			370,333,017
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			389,853
Cash overdraft due to Custodian			19,264
Liability for securities on loan—Note 1(b)			7,206,205
Payable for shares of Common Stock redeemed			547,676
Accrued expenses			183,353
			8,346,351
Net Assets ($)			361,986,666
Composition of Net Assets ($):
Paid-in capital			508,388,655
Accumulated undistributed investment income—net			810,562
Accumulated net realized gain (loss) on investments			(170,730,058)
Accumulated net unrealized appreciation
(depreciation) on investments			23,517,507
Net Assets ($)			361,986,666

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	353,976,051	4,900,008	3,110,607
Shares Outstanding	10,480,411	153,359	90,930
Net Asset Value Per Share ($)	33.78	31.95	34.21

See notes to financial statements.

The Fund	13

STATEMENT OF OPERATIONS
Six Months Ended June 30, 2012 (Unaudited)

Investment Income ($):
Income:
Cash dividends (net of $467 foreign taxes withheld at source):
Unaffiliated issuers	2,893,530
Affiliated issuers	329
Income from securities lending—Note 1(b)	250,465
Interest	1,518
Total Income	3,145,842
Expenses:
Management fee—Note 3(a)	1,414,251
Shareholder servicing costs—Note 3(c)	759,468
Professional fees	37,643
Directors’ fees and expenses—Note 3(d)	27,679
Registration fees	25,091
Prospectus and shareholders’ reports	24,159
Distribution fees—Note 3(b)	21,936
Custodian fees—Note 3(c)	15,395
Loan commitment fees—Note 2	1,815
Interest expense—Note 2	363
Miscellaneous	5,888
Total Expenses	2,333,688
Less—reduction in expenses due to undertaking—Note 3(a)	(493)
Less—reduction in fees due to earnings credits—Note 3(c)	(851)
Net Expenses	2,332,344
Investment Income—Net	813,498
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	11,956,782
Net unrealized appreciation (depreciation) on investments	18,833,403
Net Realized and Unrealized Gain (Loss) on Investments	30,790,185
Net Increase in Net Assets Resulting from Operations	31,603,683

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	June 30, 2012	Year Ended
	(Unaudited)[a]	December 31, 2011
Operations ($):
Investment income—net	813,498	765,431
Net realized gain (loss) on investments	11,956,782	40,084,067
Net unrealized appreciation
(depreciation) on investments	18,833,403	(59,252,534)
Net Increase (Decrease) in Net Assets
Resulting from Operations	31,603,683	(18,403,036)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(162,860)	(695,448)
Class I Shares	(3,342)	(9,173)
Total Dividends	(166,202)	(704,621)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	7,133,103	20,148,674
Class B Shares	—	16,515
Class C Shares	98,196	419,756
Class I Shares	1,224,305	930,346
Dividends reinvested:
Class A Shares	153,435	652,942
Class I Shares	2,680	6,379
Cost of shares redeemed:
Class A Shares	(35,899,177)	(74,539,890)
Class B Shares	(814,980)	(2,033,423)
Class C Shares	(1,719,895)	(1,891,422)
Class I Shares	(1,356,594)	(2,380,543)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(31,178,927)	(58,670,666)
Total Increase (Decrease) in Net Assets	258,554	(77,778,323)
Net Assets ($):
Beginning of Period	361,728,112	439,506,435
End of Period	361,986,666	361,728,112
Undistributed investment income—net	810,562	163,266

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	June 30, 2012	Year Ended
	(Unaudited)[a]	December 31, 2011
Capital Share Transactions:
Class Ab
Shares sold	202,598	611,783
Shares issued for dividends reinvested	4,331	20,601
Shares redeemed	(1,051,257)	(2,222,181)
Net Increase (Decrease) in Shares Outstanding	(844,328)	(1,589,797)
Class Bb
Shares sold	—	497
Shares redeemed	(24,863)	(63,927)
Net Increase (Decrease) in Shares Outstanding	(24,863)	(63,430)
Class C
Shares sold	2,992	13,253
Shares redeemed	(53,391)	(61,816)
Net Increase (Decrease) in Shares Outstanding	(50,399)	(48,563)
Class I
Shares sold	35,450	26,736
Shares issued for dividends reinvested	74	191
Shares redeemed	(39,232)	(70,670)
Net Increase (Decrease) in Shares Outstanding	(3,708)	(43,743)

a	Effective as of the close of business on March 13, 2012, the fund no longer offers Class B shares.
b	During the period ended June 30, 2012, 13,477 Class B shares representing $441,885, were automatically converted to 12,843 Class A shares and during the period ended December 31, 2011, 37,431 Class B shares representing $1,173,022 were automatically converted to 35,671 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

Six Months Ended
June 30, 2012			Year Ended December 31,
Class A Shares	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value,
beginning of period	31.08	32.85	28.02	20.87	38.24	47.92
Investment Operations:
Investment income—net[a]	.07	.07	.08	.21	.13	.24
Net realized and unrealized
gain (loss) on investments	2.65	(1.78)	4.86	7.15	(17.22)	(2.51)
Total from
Investment Operations	2.72	(1.71)	4.94	7.36	(17.09)	(2.27)
Distributions:
Dividends from
investment income—net	(.02)	(.06)	(.11)	(.21)	(.28)	(.18)
Dividends from net realized
gain on investments	—	—	—	—	(.00)[b]	(7.23)
Total Distributions	(.02)	(.06)	(.11)	(.21)	(.28)	(7.41)
Net asset value, end of period	33.78	31.08	32.85	28.02	20.87	38.24
Total Return (%)[c]	8.73[d]	(5.21)	17.62	35.24	(44.73)	(4.76)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.23[e]	1.24	1.22	1.32	1.22	1.19
Ratio of net expenses
to average net assets	1.23[e]	1.24	1.18	1.21	1.21	1.19
Ratio of net investment income
to average net assets	.44[e]	.20	.28	.90	.40	.50
Portfolio Turnover Rate	34.22[d]	83.46	124.37	189.84	91.38	88.97
Net Assets, end of period
($ x 1,000)	353,976	351,999	424,220	445,290	414,176	1,021,924

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
June 30, 2012			Year Ended December 31,
Class C Shares	(Unaudited)	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value,
beginning of period	29.51	31.38	26.91	20.07	36.60	46.36
Investment Operations:
Investment income (loss)—net[a]	(.07)	(.19)	(.15)	.02	(.12)	(.12)
Net realized and unrealized
gain (loss) on investments	2.51	(1.68)	4.62	6.83	(16.41)	(2.41)
Total from Investment Operations	2.44	(1.87)	4.47	6.85	(16.53)	(2.53)
Distributions:
Dividends from
investment income—net	—	—	—	(.01)	—	—
Dividends from net realized
gain on investments	—	—	—	—	(.00)[b]	(7.23)
Total Distributions	—	—	—	(.01)	(.00)[b]	(7.23)
Net asset value, end of period	31.95	29.51	31.38	26.91	20.07	36.60
Total Return (%)[c]	8.23[d]	(5.93)	16.61	34.13	(45.16)	(5.48)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.07[e]	2.04	2.05	2.14	2.02	1.94
Ratio of net expenses
to average net assets	2.07[e]	2.04	2.01	2.03	2.01	1.94
Ratio of net investment income
(loss) to average net assets	(.41)[e]	(.61)	(.54)	.09	(.41)	(.26)
Portfolio Turnover Rate	34.22[d]	83.46	124.37	189.84	91.38	88.97
Net Assets, end of period
($ x 1,000)	4,900	6,014	7,919	8,407	8,005	21,231

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
See notes to financial statements.

Six Months Ended
June 30, 2012			Year Ended December 31,
Class I Shares	(Unaudited)	2011	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value,
beginning of period	31.47	33.26	28.36	21.10	38.49	48.25
Investment Operations:
Investment income (loss)—net[b]	.11	.09	.10	.16	(.04)	.29
Net realized and unrealized
gain (loss) on investments	2.66	(1.80)	4.91	7.23	(17.27)	(2.54)
Total from Investment Operations	2.77	(1.71)	5.01	7.39	(17.31)	(2.25)
Distributions:
Dividends from
investment income—net	(.03)	(.08)	(.11)	(.13)	(.08)	(.28)
Dividends from net realized
gain on investments	—	—	—	—	(.00)[c]	(7.23)
Total Distributions	(.03)	(.08)	(.11)	(.13)	(.08)	(7.51)
Net asset value, end of period	34.21	31.47	33.26	28.36	21.10	38.49
Total Return (%)	8.80[d]	(5.14)	17.66	35.01	(45.03)	(4.67)
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.07[e]	1.19	1.18	1.61	1.68	1.09
Ratio of net expenses
to average net assets	1.06[e]	1.17	1.13	1.50	1.66	1.09
Ratio of net investment income
(loss) to average net assets	.63[e]	.25	.33	.70	(.13)	.60
Portfolio Turnover Rate	34.22[d]	83.46	124.37	189.84	91.38	88.97
Net Assets, end of period
($ x 1,000)	3,111	2,978	4,602	4,112	4,524	20,696

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
d	Not annualized.
e	Annualized.
See notes to financial statements.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Active MidCap Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company and operates as a series company currently offering nine series, including the fund.The fund’s investment objective is to maximize capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary ofThe Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock.The fund currently offers three classes of shares: Class A (70 million shares authorized), Class C (15 million shares authorized) and Class I (15 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase .Class I shares are sold at net asset value per share only to institutional investors.The Company’s Board of Directors approved, effective as of the close of business on March 13, 2012, the transfer of shares authorized from Class B to Class A shares. Class B shares were subject to a CDSC imposed on Class B share redemptions made within six years of purchase and automatically converted to Class A shares after six years. The fund no longer offers Class B shares. Effective March 13, 2012, all outstanding Class B shares were automatically converted to Class A shares. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

The Fund	21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are categorized within Level 1 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2012 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	361,667,368	—	—	361,667,368
Mutual Funds	8,322,524	—	—	8,322,524
† See Statement of Investments for additional detailed categorizations.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

For the period ended June 30, 2012, there were no transfers of exchange traded securities or mutual funds between Level 1 and Level 2 of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement withThe Bank of NewYork Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. At June 30, 2012, the value of the collateral was 99.7% of the market value of the securities on loan. The fund received additional collateral subsequent to period end which resulted in the market value of the collateral to be at least 100% of the market value of the securities on loan. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction.Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended June 30, 2012,The Bank of New York Mellon earned $107,342 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Other investment companies advised by Dreyfus are considered to be “affiliated” with the fund.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended June 30, 2012 were as follows:

Affiliated
Investment	Value				Value	Net
Company	12/31/2011	($)	Purchases ($)	Sales ($) 6/30/2012 ($) Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	565,677		19,720,643	19,170,001	1,116,319.3
Dreyfus
Institutional
Cash
Advantage
Fund	53,907,218		54,125,426	100,826,439	7,206,205	2.0
Total	54,472,895		73,846,069	119,996,440	8,322,524	2.3

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2012, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes

The Fund	25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended December 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

Under the Regulated Investment Company Modernization Act of 2010 (the “2010 Act”), the fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 (“post-enactment losses”) for an unlimited period. Furthermore, post-enactment capital loss carryovers retain their character as either short-term or long-term capital losses rather than short-term as they were under previous statute.The 2010 Act requires post-enactment losses to be utilized before the utilization of losses incurred in taxable years prior to the effective date of the 2010 Act (“pre-enactment losses”).As a result of this ordering rule, pre-enactment losses may be more likely to expire unused.

The fund has an unused capital loss carryover of $177,474,068 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2011. If not applied, the carryover expires in fiscal year 2017.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2011 was as follows: ordinary income $704,621. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended June 30, 2012 was approximately $61,500, with a related weighted average annualized interest rate of 1.19%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed until November 30, 2012, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the expenses of none of the classes (excluding Rule 12b-1 distribution plan fees, shareholder services plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.15% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertakings, amounted to $493 during the period ended June 30, 2012.

During the period ended June 30, 2012, the Distributor retained $3,182 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B shares paid and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended June 30, 2012, Class C shares were charged $21,936 pursuant to the Plan. Class B shares were charged less than the maximum allowable rate in accordance with regulatory requirements that limit the amount of sales charges a mutual fund may impose based on sales of the fund’s shares. During the period ended June 30, 2012, Class B shares were not charged an amount under the Plan.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(c) Under the Shareholder Services Plan, Class A and Class C shares pay and Class B shares paid the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2012, Class A, Class B and Class C shares were charged $459,530, $271 and $7,312, respectively, pursuant to the Shareholder Services Plan.

The fund compensates DreyfusTransfer, Inc. (“DTI”), a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. Since May 29, 2012, DTI has also provided certain cash management services for the fund. During the period ended June 30, 2012, the fund was charged $130,748 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensatesThe Bank of NewYork Mellon under a custody agreement for providing custodial services for the fund. During the period ended June 30, 2012, the fund was charged $15,395 pursuant to the custody agreement.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Prior to May 29, 2012, the fund compensated The Bank of NewYork Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions.

During the period ended June 30, 2012, the fund was charged $17,775 pursuant to the cash management agreements, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $851.

During the period ended June 30, 2012, the fund was charged $3,183 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $216,694, Plan fees $2,991, Shareholder Services Plan fees $71,611, custodian fees $8,214, Chief Compliance Officer fees $3,183 and transfer agency per account fees $87,160.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2012, amounted to $128,984,502 and $159,590,477, respectively.

At June 30, 2012, accumulated net unrealized appreciation on investments was $23,517,507, consisting of $38,701,902 gross unrealized appreciation and $15,184,395 gross unrealized depreciation.

At June 30, 2012, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Pending Legal Matters:

The fund and more than two hundred other entities have been named as defendants in two pending litigations (Deutsche Bank Trust Co., Americas et al. v.Adaly Opportunity Fund TD Secs. Inc. et al., No. 11-cv-04784, filed July 12, 2011 in the United States District Court for the Southern District of NewYork, and Niese et al. v.AllianceBernstein L.P.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

et al., No. 11-cv-04538, filed July 1, 2011 in the United States District Court for the Southern District of New York) against shareholders of the Tribune Company who received payment for their shares in June or December 2007, as part of a leveraged buyout of the company (the “LBO”). Approximately one year after the LBO was concluded, the Tribune Company filed for bankruptcy. Thereafter, in approximately June 2011, certain Tribune Company creditors filed dozens of complaints in various courts throughout the country, including complaints in the two actions referred to above, alleging that the payments made to shareholders in the LBO were “fraudulent conveyances,” and that the shareholders must return the payments they received for their shares to satisfy the plaintiffs’ unpaid claims. These cases have been consolidated for pre-trial proceedings in a multi-district litigation in the United States District Court for the Southern District of New York (S.D.N.Y. No. 11-md-2296 (WHP)).

In addition, there was a case pending in United States Bankruptcy Court for the District of Delaware brought by the Unsecured Creditors Committee of the Tribune Company that has since been transferred to a multi-district litigation in the United States District Court for the Southern District of NewYork (The Official Committee of Unsecured Creditors of Tribune Co. v. Fitzsimons et al., formerly Bankr. D. Del. Adv. Pro. No. 10-54010 (KJC) and now S.D.N.Y. No. 12-cv-2652 (WHP)). The case was originally filed on November 1, 2010. In this case, the Creditors Committee seeks recovery for alleged “fraudulent conveyances” from more than 32,000 Tribune shareholders, including the fund, in a Third Amended Complaint filed in January 2012.

At this stage in the proceedings, it is not possible to assess with any reasonable certainty the probable outcomes of the pending litigations. Consequently, at this time, management is unable to estimate the possible loss that may result.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
INVESTMENT MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on April 30, 2012, the Board considered the continuation of the fund’s Management Agreement through November 30, 2012 pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from Dreyfus representatives. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board considered information previously provided to them in presentations from Dreyfus representatives regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and Dreyfus representatives confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or Dreyfus) and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting

The Fund	31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) (continued)

legal and regulatory requirements.The Board also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended March 31, 2012, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of the date of its analysis. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.The Board noted that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee was below the Expense Group median and above the Expense Universe median, and the fund’s total expenses were below the Expense Group and Expense Universe medians. Dreyfus representatives noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until November 30, 2012, so that annual direct fund operating expenses (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest, brokerage commissions, commitment fees on borrowings, acquired fund fees and extraordinary expenses) do not exceed 1.15% of the fund’s average daily net assets.

The Board received a presentation from representatives of Dreyfus regarding the quantitative process that underlies investment decision-making for the fund and where the model employed helped and hindered relative results over the prior three years. The Board also noted the fund’s improved relative performance compared to its benchmark index over the prior six months, Dreyfus’ efforts to improve relative performance and reduce tracking error, and management’s commitment to seek sustained improvement in relative results. The Board also noted the appointment of additional team members to manage the fund and their past historical records, as well as the management team’s historical successes in applying quantitative models to different investment products.

Dreyfus representatives reviewed with the Board the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager(s) for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”),

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) (continued)

and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing each fund, and the method used to determine the expenses and profit.The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board also noted the expense limitation arrangement in effect for the funds and its effect on Dreyfus’ profitability.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. Dreyfus representatives also noted that, as a result of shared and allocated costs among funds in the Dreyfus fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall performance, in light of the considerations described above.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Fund	35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S INVESTMENT
MANAGEMENT AGREEMENT (Unaudited) (continued)

In evaluating the Agreement, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with Dreyfus and its affiliates, of the fund and the services provided to the fund by Dreyfus. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreement, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years.The Board determined that renewal of the Agreement through November 30, 2012 was in the best interests of the fund and its shareholders.

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

STRATEGIC FUNDS, INC.

By: /s/Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 20, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	August 20, 2012

By: /s/ James Windels
James Windels, Treasurer
Date:	August 20, 2012

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)